SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                       February 10, 2004 (February 10, 2004)
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                Date of Report (Date of earliest event reported)


                      American Lawyer Media Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


   Delaware                       333-50119                  13-3980412
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(State or Other            (Commission File No.)          (I.R.S. Employer
Jurisdiction of              Identification                      No.)
Incorporation)


             345 Park Avenue South
              New York, New York                               10010
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            (Address of Principal                            (Zip Code)
             Executive Offices)

                                 (212) 779-9200
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure

         Except as expressly indicated or unless the context otherwise requires, the "American Lawyer Media Holdings, Inc.", "we", "our", or "us" means American Lawyer Media Holdings, Inc., a Delaware corporation, and its subsidiaries.

         On January 23, 2004, we commenced a solicitation of consents from holders of our outstanding 12 1/4% Senior Discount Notes Due 2008 (CUSIP No. 02712K AD 2) ("Discount Notes") to certain amendments to the related Indenture (the "Discount Notes Indenture") dated as of December 22, 1997, by and between us and The Bank of New York, as trustee, pursuant to which the Discount Notes were issued. Additionally, on January 23, 2004, our wholly owned subsidiary American Lawyer Media, Inc., a Delaware corporation ("ALM"), commenced a solicitation of consents from holders of its outstanding 9 3/4% Senior Notes Due 2007 (CUSIP No. 027 126 AC 5) ("Senior Notes") to certain amendments to the related Indenture dated as of December 22, 1997, by and between ALM and The Bank of New York, as trustee, pursuant to which the Senior Notes were issued.

         As of Tuesday, February 10, 2004, we received the Requisite Consents from the holders of the Discount Notes. We are amending the consent solicitation to including other amendments to the Discount Notes Indenture. In connection with this amendment, we are extending the expiration date for the consent solicitation. The new expiration date is Friday, February 13, 2004, at 5:00 p.m., New York City time, unless further extended. In addition, as of Tuesday, February 10, 2004, ALM had not received the Requisite Consents from the holders of the Senior Notes and the consent soliciation expired according to its terms.


Item 7.  Financial Statements and Exhibits

Exhibit No.             Description
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20.1                    Amended Consent Solicitation Statement, dated
                        February 10, 2003


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN LAWYER MEDIA HOLDINGS, INC.


                                           By: /s/ Allison Hoffman
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                                              Allison Hoffman
                                              Vice President and General Counsel

Date: February 10, 2004

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                                  EXHIBIT INDEX


Exhibit No.             Description
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20.1                    Amended Solicitation Statement, dated February 10, 2003